EXHIBIT 10.3

PLACEMENT AGENT AGREEMENT

October 27, 2010

Noble Financial Capital Markets
6501 Congress Avenue, Suite 100
Boca Raton, FL 33487

Ladies and Gentlemen:

          1. Agreement to Act as Placement Agent; Placement of Securities: On the basis of the representations, warranties and agreements of iBio, Inc. (the “Company”) herein contained, and subject to all the terms and conditions of this Agreement:

          1.1 The Company has authorized Noble International Investments, Inc. d/b/a Noble Financial Capital Markets (“Noble Financial”), (the “Placement Agent”) to act as its exclusive agent to solicit offers for the purchase of all or part of the Common Stock and Warrants (the “Units”) from the Company in connection with the proposed offering of the Units (the “Offering”). The Offering is on a “best efforts” $6,000,000 minimum and $8,000,000 maximum basis through October 29, 2010, subject to a 30-day extension if mutually agreed upon by the Company and the Placement Agent.

          1.2 The Placement Agent shall use its commercially reasonable efforts to assist the Company in obtaining performance by each Purchaser, as defined in the Securities Purchase Agreements (“SPAs”), whose offer to purchase the Units was solicited by the Placement Agent and accepted by the Company, but the Placement Agent shall not, except as otherwise provided in this Agreement, be obligated to disclose the identity of any potential Purchaser or have any liability to the Company in the event any such purchase is not consummated for any reason. Under no circumstances will the Placement Agent be obligated to purchase any Units for its own account and, in soliciting purchases of the Units, the Placement Agent acted solely as the Company’s agent and not as a principal.

          1.3 Offers for the purchase of the Units were solicited by the Placement Agent as agent for the Company at such times and in such amounts as the Placement Agent deemed advisable. The Placement Agent communicated to the Company, orally or in writing, each reasonable offer to purchase the Units received by the Placement Agent as agent of the Company. The Company shall have the sole right to accept offers to purchase the Units and may reject any such offer, in whole or in part. The Placement Agent has the right, in its discretion reasonably exercised, without notice to the Company, to reject any offer to purchase the Units received by the Placement Agent, in whole or in part, and any such rejection shall not be deemed a breach of this Agreement.

          1.4 (a) The Units are being sold to the Purchasers at a price of $2.00 per share. Each Unit consists of one share of common stock (“Common Stock”) and one warrant exercisable at $2.20 per share (“Warrants”). The purchases of the Units by the Purchasers shall be evidenced by the execution of the SPAs by each of the Purchasers and the Company.

                 (b) As compensation for services rendered to the Company, on each Closing Date (as defined in this Agreement):

                              (i) the Company shall cause the Escrow Agent to pay to the Placement Agent by wire transfer of immediately available funds to an account or accounts designated by the Placement Agent, an amount (the “Placement Fee”) equal to 7.0% of the gross proceeds received by the Company from the sale of the Units on such Closing Date.

                              (ii) the Placement Agent shall have the right to purchase, for $.0001 each, cashless exercise warrants to purchase Common Stock equal to the aggregate gross proceeds received from a sale of Securities (as defined in the SPAs) divided by the Company’s closing Common Stock price on each applicable Closing Date multiplied by 7%. Such warrants will have a term of five years and have an exercise price equal to 100% of the closing price of the Company’s Common Stock on each applicable Closing Date. Such warrants will be transferable to the Placement Agent’s employees and affiliates. The Placement Agent and its transferees shall also be granted one time piggyback registration rights with respect to the Securities underlying such warrants.

                              (iii) the Placement Agent will be entitled to a warrant exercise fee equal to (i) a cash fee of 4% for the gross proceeds received by the Company for the exercise of any warrants issued to Purchasers in transactions for which the Placement Agent acted as placement agent including the Warrants issued to the Purchasers and (ii) cashless exercise warrants to purchase Common Stock for $.0001 each, equal to the aggregate gross proceeds received from the exercise of such warrants divided by the Company’s closing Common Stock price on the date of each exercise multiplied by 4%. Such warrants will have a term of five years and have an exercise price equal to 100% of the Company’s closing Common Stock price on the applicable warrant exercise date.

          1.5 No Units which the Company has agreed to sell pursuant to this Agreement and SPAs shall be deemed to have been purchased and paid for, or sold by the Company, until the Units shall have been released by the Escrow Agent and delivered to the Purchaser thereof against payment by such Purchaser. If the Company shall default in its obligations to deliver the Units to a Purchaser whose offer it has accepted, the Company shall indemnify and hold the Placement Agent harmless against any loss, claim, obligation, contingency, damage, cost, liability or expense (including reasonable attorney’s fees and expenses), including all judgments, amounts paid in settlements, court costs and costs of preparation and investigation (“Losses”) arising from or as a result of such default by the Company in accordance with the procedures set forth in this Agreement.

          1.6 The Placement Agent will prepare a Form D and such other filings as may be required under applicable Blue Sky Laws and deliver them to the Company for execution. Upon receipt of the executed documents and funds for any required filing fees, the Placement Agent will make the necessary filings.

          2. Representations and Warranties of the Company: The Company represents and warrants to, and agrees with, the Placement Agent and the Purchasers that:

                    (a) At the date of this Agreement and at each Closing Date, the SEC Documents (as defined in the SPAs) the June Registration Statement (as defined in the SPAs) and the SPAs (collectively, the “Offering Documents”) conformed and will conform in all material respects to the requirements of the Securities Act of 1933 (the “Securities Act”) and the Rules and Regulations (to the extent applicable) and the Securities Exchange Act of 1934 (the “Exchange Act”) (to the extent applicable) and did not and will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; at the time the Offering Documents were issued and at each Closing Date, the Offering Documents conformed and will conform in all material respects to the requirements of the Securities Act and the Rules and Regulations (to the extent applicable) and did not and will not contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in light of the circumstances under which they were made, not misleading.

                    (b) The Company and each of its Subsidiaries (as defined in this Agreement) have been duly organized and are validly existing as corporations in good standing (or the foreign equivalent thereof) under the laws of their respective jurisdictions of organization. The Company and each of its Subsidiaries are duly qualified to do business and are in good standing as foreign corporations in each jurisdiction in which their respective ownership or lease of property or the conduct of their respective businesses requires such qualification and have all power and authority (corporate or other) necessary to own or hold their respective properties and to conduct the businesses in which they are engaged, except where the failure to so qualify or have such power or authority (i) would not have, singularly or in the aggregate, a material adverse effect on the condition (financial or otherwise), results of operations, assets, business or prospects of the Company and its Subsidiaries taken as a whole, or (ii) impair in any material respect the ability of the Company to perform its obligations under this Agreement or to consummate any transactions contemplated by the Agreement or the Offering Documents (any such effect as described in clauses (i) or (ii), a “Material Adverse Effect”).

                    (c) The Company has the full right, power and authority to enter into this Agreement, each of the SPAs dated as of the date hereof by and among the Company and the Placement Agent and that certain Escrow Agreement (the “Escrow Agreement”) among the Company and the escrow agent named therein and to perform and to discharge its obligations hereunder and thereunder; and each of this Agreement, the SPAs and the Escrow Agreement has been duly authorized, executed and delivered by the Company, and constitutes a valid and binding obligation of the Company enforceable in accordance with its terms.

                    (d) The Units to be issued and sold by the Company to the Purchasers hereunder and under the SPAs have been duly and validly authorized and, when issued and delivered against payment therefor as provided herein and the SPAs, will be duly and validly issued, fully paid and nonassessable free and clear of all lien, charge, claim, encumbrance, security interest, right of first refusal, preemptive right or other restrictions of any kind, other than restrictions on transfer of securities arising under federal or state securities laws and regulations (collectively, “Liens”) and free of any preemptive or similar rights.

                    (e) The Company has an authorized capitalization as set forth in the SPAs, and all of the issued shares of capital stock of the Company have been duly and validly authorized and issued, are fully paid and non-assessable, have been issued in compliance with federal and state securities laws, Section 3.1(k) of the SPAs is incorporated by reference herein and made a part of this Agreement. Except as set forth in Section 3.1(k) of the Disclosure Schedules (as defined in the SPAs), the issue and sale of the Units will not, immediately or with the passage of time, obligate the Company to issue shares of Common Stock or other securities to any person (other than the Purchasers) and will not result in a right of any holder of Company securities to adjust the exercise, conversion, exchange or reset price under such securities.

                    (f) All the outstanding shares of capital stock of each Subsidiary of the Company have been duly authorized and validly issued, are fully paid and nonassessable and are owned by the Company directly or indirectly through one or more wholly-owned Subsidiaries, free and clear of any Lien.

                    (g) The execution, delivery and performance of this Agreement, the SPAs and the Escrow Agreement by the Company, the issue and sale of the Units by the Company and the consummation of the transactions contemplated hereby and thereby will not (with or without notice or lapse of time or both) conflict with or result in a breach or violation of any of the terms or provisions of, constitute a default or Debt Repayment Triggering Event (as defined below) under, give rise to any right of termination or other right or the cancellation or acceleration of any right or obligation or loss of a benefit under, or give rise to the creation or imposition of any Lien upon any property or assets of the Company or any Subsidiary pursuant to, any indenture, mortgage, deed of trust, loan agreement or other agreement or instrument to which the Company or any of its Subsidiaries is a party or by which the Company or any of its Subsidiaries is bound or to which any of the property or assets of the Company or any of its Subsidiaries is subject, nor will such actions result in any violation of the provisions of the charter or by-laws (or analogous governing instruments, as applicable) of the Company or any of its Subsidiaries or any law, statute, rule, regulation, judgment, order or decree of any court or governmental agency or body, domestic or foreign, having jurisdiction over the Company or any of its Subsidiaries or any of their properties or assets. A “Debt Repayment Triggering Event” means any event or condition that gives, or with the giving of notice or lapse of time, would give the holder of any note, debenture or other evidence of indebtedness (or any person acting on such holder’s behalf) the right to require the repurchase, redemption or repayment of all or a portion of such indebtedness by the Company or any of its Subsidiaries.

                    (h) Except for such consents, approvals, authorizations, registrations or qualifications as may be required under the applicable state or foreign securities laws, no consent, approval, authorization or order of, or filing, qualification or registration with, any court or governmental agency or body, foreign or domestic, which has not been made, obtained or taken and is not in full force and effect, is required for the execution, delivery and performance of this Agreement, the SPAs and the Escrow Agreement by the Company, the offer or sale of the Units or the consummation of the transactions contemplated hereby or thereby.

                    (i) The Company has filed all SEC Reports (as defined in the SPAs) on a timely basis or has timely filed a valid extension of such time of filing and has filed any such SEC Reports prior to the expiration of any such extension. As of their respective dates, the SEC Reports complied in all material respects with the requirements of Securities Act and the Rules and Regulations of the Securities and Exchange Commission (the “Commission”) promulgated thereunder and the Exchange Act and the Rules and Regulations of the Commission promulgated thereunder, and none of the SEC Reports, when filed, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading. The financial statements, together with the related notes and schedules, included or incorporated by reference in the SEC Reports fairly present the financial position and the results of operations and changes in financial position of the Company and its consolidated Subsidiaries at the respective dates or for the respective periods therein specified. Such statements and related notes and schedules have been prepared in accordance with the generally accepted accounting principles in the United States (“GAAP”) applied on a consistent basis throughout the periods involved the financial statements, together with the related notes and schedules, included in the SEC Reports comply in all material respects with the Securities Act, the Exchange Act, and the Rules and Regulations thereunder. No other financial statements or supporting schedules or exhibits are required by the Securities Act or the Rules and Regulations to be described, or included Offering Documents. There is no pro forma or as adjusted financial information which is required to be included in the Offering Documents in accordance with the Securities Act and the Rules and Regulations which has not been included or incorporated as so required. The pro forma and pro forma as adjusted financial information and the related notes included in the Offering Documents have been properly compiled and prepared in accordance with the applicable requirements of the Securities Act and the Rules and Regulations and present fairly the information shown therein, and the assumptions used in the preparation thereof are reasonable and the adjustments used therein are appropriate to give effect to the transactions and circumstances referred to therein.

                    (j) Neither the Company nor any of its Subsidiaries has sustained, since the date of the latest audited financial statements included or incorporated by reference in the Offering Documents, any material loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth or contemplated in the Offering Documents; and, since such date, (i) neither the Company nor any of its Subsidiaries has incurred any material liabilities or obligations, direct or contingent, or entered into any material transactions other than in the ordinary course of business and required to be reflected in the Company’s consolidated financial statements pursuant to GAAP or required to be disclosed in filings made by the Company with the Commission, (ii) the Company has not declared or paid any dividends or made any distribution of any kind with respect to its capital stock; (iii) there has not been any change in the capital stock of the Company or any of its Subsidiaries (other than a change in the number of outstanding shares of Common Stock due to the issuance of shares upon the exercise of outstanding options or warrants or the issuance of restricted stock awards or restricted stock units under the Company’s existing stock awards plan, or any new grants thereof in the ordinary course of business, and issuances in exchange for extensions of indebtedness and interest thereon and waivers thereto and which have been publicly disclosed in the Company’s SEC Reports), (iv) there has not been any material change in the Company’s long-term or short-

term debt required to be reflected in the Company’s consolidated financial statements pursuant to GAAP or required to be disclosed in filings made by the Company with the Commission, and (v) there has not been an occurrence that has had or could, individually or in the aggregate, have a Material Adverse Effect.

                    (k) Except as set forth in the Offering Documents, there is no Action (as defined below) pending to which the Company or any of its Subsidiaries is a party or of which any property or assets of the Company or any of its Subsidiaries is the subject which is required to be described in the Offering Documents and is not described therein, or which, singularly or in the aggregate, if determined adversely to the Company or any of its Subsidiaries, could have a Material Adverse Effect or prevent the consummation of the transactions contemplated hereby; and to the best of the Company’s knowledge, no such Action is threatened or contemplated by governmental authorities or threatened by others. “Action” means any action, claim, suit, inquiry, notice of violation, proceeding (including any partial proceeding such as a deposition) or investigation pending or, to the knowledge of the Company, threatened against or affecting the Company or any Subsidiary or any of their respective properties before or by any court, arbitrator, governmental or administrative agency or regulatory authority (federal, state, county, local or foreign).

                    (l) Neither the Company nor any of its Subsidiaries is in (i) violation of its charter or by-laws (or analogous governing instrument, as applicable), (ii) default in any respect, and no event has occurred which, with notice or lapse of time or both, would constitute such a default, in the due performance or observance of any term, covenant or condition contained in any indenture, mortgage, deed of trust, loan agreement, lease or other agreement or instrument to which it is a party or by which it is bound or to which any of its property or assets is subject or (iii) violation in any respect of any law, ordinance, governmental rule, regulation or court order, decree or judgment to which it or its property or assets may be subject except, in the case of clauses (ii) and (iii) of this Section 2(l), for any violations or defaults which, singularly or in the aggregate, would not have a Material Adverse Effect.

                    (m) The Company and each of its Subsidiaries possess all licenses, certificates, authorizations and permits issued by, and have made all declarations and filings with, the appropriate local, state, federal or foreign regulatory agencies or bodies which are necessary or desirable for the ownership of their respective properties or the conduct of their respective businesses as described in the Offering Documents (collectively, the “Governmental Permits”) except where any failures to possess or make the same, singularly or in the aggregate, would not have a Material Adverse Effect. The Company and its Subsidiaries are in compliance with all such Governmental Permits; all such Governmental Permits are valid and in full force and effect, except where the validity or failure to be in full force and effect would not, singularly or in the aggregate, have a Material Adverse Effect. All such Governmental Permits are free and clear of any restriction or condition that are in addition to, or materially different from those normally applicable to similar licenses, certificates, authorizations and permits. Neither the Company nor any of its Subsidiaries has received notification of any revocation or modification (or proceedings related thereto) of any such Governmental Permit and the Company has no reason to believe that any such Governmental Permit will not be renewed.

                    (n) Neither the Company nor any of its Subsidiaries is or, after giving effect to the offering of the Units and the application of the proceeds thereof will become an “investment company” within the meaning of the Investment Company Act of 1940 and the Rules and Regulations of the Commission thereunder.

                    (o) Neither the Company, its Subsidiaries nor, to the Company’s knowledge, any of the Company’s or its Subsidiaries’ officers, directors or affiliates has taken or will take, directly or indirectly, any action designed or intended to stabilize or manipulate the price of any security of the Company, or which caused or resulted in, or which might in the future reasonably be expected to cause or result in, stabilization or manipulation of the price of any security of the Company.

                    (p) The Company and its Subsidiaries own or possess the right to use all patents, trademarks, trademark registrations, service marks, service mark registrations, trade names, copyrights, licenses, inventions, software, databases, know-how, Internet domain names, trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures, and other intellectual property (collectively, “Intellectual Property”) necessary to carry on their respective businesses as currently conducted, and as proposed to be conducted and described in the Offering Documents, and the Company is not aware of any claim to the contrary or any challenge by any other person to the rights of the Company and its Subsidiaries with respect to the foregoing except for those that could not have a Material Adverse Effect. The Intellectual Property licenses described in the Offering Documents are valid, binding upon, and enforceable by or against the parties thereto in accordance to its terms. The Company and each of its Subsidiaries has complied in all material respects with, and is not in breach nor has received any asserted or threatened claim of breach of, any Intellectual Property license, and the Company has no knowledge of any breach or anticipated breach by any other person to any Intellectual Property license. The Company’s and each of its Subsidiaries’ businesses as now conducted and as proposed to be conducted do not and will not infringe or conflict with any patents, trademarks, service marks, trade names, copyrights, trade secrets, licenses or other Intellectual Property or franchise right of any person. No claim has been made against the Company or any of its Subsidiaries alleging the infringement by the Company or any of its Subsidiaries of any patent, trademark, service mark, trade name, copyright, trade secret, license in or other intellectual property right or franchise right of any person. The Company and each of its Subsidiaries has taken all reasonable steps to protect, maintain and safeguard its rights in all Intellectual Property, including the execution of appropriate nondisclosure and confidentiality agreements. The consummation of the transactions contemplated by this Agreement will not result in the loss or impairment of or payment of any additional amounts with respect to, nor require the consent of any other person in respect of, the Company’s or any of its Subsidiaries’ right to own, use, or hold for use any of the Intellectual Property as owned, used or held for use in the conduct of the businesses as currently conducted. With respect to the use of the software in the Company’s or any of its Subsidiaries’ businesses as they are currently conducted, the Company nor any of its Subsidiaries has experienced any material defects in such software including any material error or omission in the processing of any transactions other than defects which have been corrected, and to the knowledge of the Company, no such software contains any device or feature designed to disrupt, disable, or otherwise impair the functioning of any software or is subject to the terms of any “open source” or other similar license that provides for the source code of the software to be publicly distributed or dedicated to the public. The

Company and each of its Subsidiaries has at all times complied with all applicable laws relating to privacy, data protection, and the collection and use of personal information collected, used, or held for use by the Company and any of its Subsidiaries in the conduct of the Company’s and its Subsidiaries businesses. No claims have been asserted or threatened against the Company or any of its Subsidiaries alleging a violation of any person’s privacy or personal information or data rights and the consummation of the transactions contemplated hereby will not breach or otherwise cause any violation of any law related to privacy, data protection, or the collection and use of personal information collected, used, or held for use by the Company or any of its Subsidiaries in the conduct of the Company’s or any of its Subsidiaries’ businesses. The Company and each of its Subsidiaries takes reasonable measures to ensure that such information is protected against unauthorized access, use, modification, or other misuse.

                    (q) The Company and each of its Subsidiaries have good and marketable title in fee simple to, or have valid rights to lease or otherwise use, all items of real or personal property which are material to the business of the Company and its Subsidiaries taken as a whole, in each case free and clear of all Liens that do not, singularly or in the aggregate, materially affect the value of such property and do not interfere with the use made and proposed to be made of such property by the Company or any of its Subsidiaries; and all of the leases and subleases material to the business of the Company and its Subsidiaries, considered as one enterprise, and under which the Company or any of its Subsidiaries holds properties described in the Offering Documents, are in full force and effect, and neither the Company nor any Subsidiary has received any notice of any material claim of any sort that has been asserted by anyone adverse to the rights of the Company or any Subsidiary under any of the leases or subleases mentioned above, or affecting or questioning the rights of the Company or such Subsidiary to the continued possession of the leased or subleased premises under any such lease or sublease.

                    (r) No labor disturbance by the employees of the Company or any of its Subsidiaries exists or, to the best of the Company’s knowledge, is imminent, and the Company is not aware of any existing or imminent labor disturbance by the employees of any of its or its Subsidiaries’ principal suppliers, manufacturers, customers or contractors, that could reasonably be expected, singularly or in the aggregate, to have a Material Adverse Effect. The Company is not aware that any key employee or significant group of employees of the Company or any Subsidiary plans to terminate employment with the Company or any such Subsidiary. No executive officer, to the knowledge of the Company, is, or is now expected to be, in violation of any material term of any employment contract, confidentiality, disclosure or proprietary information agreement or non-competition agreement, or any other contract or agreement or any restrictive covenant in favor of any third party, and the continued employment of each such executive officer does not subject the Company or any of its Subsidiaries to any liability with respect to any of the foregoing matters. The Company and its Subsidiaries are in compliance with all U.S. federal, state, local and foreign laws and regulations relating to employment and employment practices, terms and conditions of employment and wages and hours, except where the failure to be in compliance has not had and could not, individually or in the aggregate, have or reasonably be expected to have a Material Adverse Effect.

                    (s) No “prohibited transaction” (as defined in Section 406 of the Employee Retirement Income Security Act of 1974, including the regulations and published interpretations thereunder (“ERISA”), or Section 4975 of the Internal Revenue Code of 1986 (the “Code”)) or “accumulated funding deficiency” (as defined in Section 302 of ERISA) or any of the events set forth in Section 4043(b) of ERISA (other than events with respect to which the 30 day notice requirement under Section 4043 of ERISA has been waived) has occurred or could reasonably be expected to occur with respect to any employee benefit plan of the Company or any of its Subsidiaries which could, singularly or in the aggregate, have a Material Adverse Effect. Each employee benefit plan of the Company or any of its Subsidiaries is in compliance in all material respects with applicable law, including ERISA and the Code. The Company and its Subsidiaries have not incurred and could not reasonably be expected to incur liability under Title IV of ERISA with respect to the termination of, or withdrawal from, any pension plan (as defined in ERISA). Each pension plan for which the Company or any of its Subsidiaries would have any liability that is intended to be qualified under Section 401(a) of the Code is so qualified, and nothing has occurred, whether by action or by failure to act, which could, singularly or in the aggregate, cause the loss of such qualification.

                    (t) The Company and its Subsidiaries are in compliance with all foreign, federal, state and local rules, laws and regulations relating to the use, treatment, storage and disposal of hazardous or toxic substances or waste and protection of health and safety or the environment which are applicable to their businesses (“Environmental Laws”), except where the failure to comply would not, singularly or in the aggregate, have a Material Adverse Effect. There has been no storage, generation, transportation, handling, treatment, disposal, discharge, emission, or other release of any kind of toxic or other wastes or other hazardous substances by, due to, or caused by the Company or any of its Subsidiaries (or, to the Company’s knowledge, any other entity for whose acts or omissions the Company or any of its Subsidiaries is or may otherwise be liable) upon any of the property now or previously owned or leased by the Company or any of its Subsidiaries, or upon any other property, in violation of any law, statute, ordinance, rule, regulation, order, judgment, decree or permit or which would, under any law, statute, ordinance, rule (including rule of common law), regulation, order, judgment, decree or permit, give rise to any liability, except for any violation or liability which would not have, singularly or in the aggregate with all such violations and liabilities, a Material Adverse Effect; and there has been no disposal, discharge, emission or other release of any kind onto such property or into the environment surrounding such property of any toxic or other wastes or other hazardous substances with respect to which the Company has knowledge, except for any such disposal, discharge, emission, or other release of any kind which would not have, singularly or in the aggregate with all such discharges and other releases, a Material Adverse Effect. In the ordinary course of business, the Company and its Subsidiaries conduct periodic reviews of the effect of Environmental Laws on their business and assets, in the course of which they identify and evaluate associated costs and liabilities (including, without limitation, any capital or operating expenditures required for clean-up, closure of properties or compliance with Environmental Laws or Governmental Permits issued thereunder, any related constraints on operating activities and any potential liabilities to third parties). On the basis of such reviews, the Company and its Subsidiaries have reasonably concluded that such associated costs and liabilities would not have, singularly or in the aggregate, a Material Adverse Effect.

                    (u) The Company and its Subsidiaries, each (i) has timely filed all necessary federal, state, local and foreign tax returns, and all such returns were true, complete and correct, (ii) has paid all federal, state, local and foreign taxes, assessments, governmental or other charges due and payable for which it is liable, including, without limitation, all sales and use taxes and all taxes which the Company or any of its Subsidiaries is obligated to withhold from amounts owing to employees, creditors and third parties, and (iii) does not have any tax deficiency or claims outstanding or assessed or, to the best of its knowledge, proposed against any of them, except those, in each of the cases described in clauses (i), (ii) and (iii) of this Section 2(u), that would not, singularly or in the aggregate, have a Material Adverse Effect or are in good faith disputed with such taxing authority and for which adequate reserves have been established in accordance with GAAP. The Company and its Subsidiaries each has not engaged in any transaction which is a corporate tax shelter or which could be characterized as such by the Internal Revenue Service or any other taxing authority. The accruals and reserves on the books and records of the Company and its Subsidiaries in respect of tax liabilities for any taxable period not yet finally determined are adequate to meet any assessments and related liabilities for any such period, and since June 30, 2009,the Company and its Subsidiaries each has not incurred any liability for taxes other than in the ordinary course. The term “taxes” mean all federal, state, local, foreign, and other net income, gross income, gross receipts, sales, use, ad valorem, transfer, franchise, profits, license, lease, service, service use, withholding, payroll, employment, excise, severance, stamp, occupation, premium, property, windfall profits, customs, duties or other taxes, fees, assessments, or charges of any kind whatever, together with any interest and any penalties, additions to tax, or additional amounts with respect thereto. The term “returns” means all returns, declarations, reports, statements, and other documents required to be filed in respect to taxes.

                    (v) The Company and each of its Subsidiaries carries, or is covered by, insurance provided by recognized, financially sound and reputable institutions with policies in such amounts and covering such risks as is adequate for the conduct of their respective businesses and the value of their respective properties and as is customary for companies engaged in similar businesses in similar industries. The Company has no reason to believe that it or any Subsidiary will not be able (i) to renew its existing insurance coverage as and when such policies expire or (ii) to obtain comparable coverage from similar institutions as may be necessary or appropriate to conduct its business as now conducted and at a cost that would not result in a Material Adverse Effect. Neither the Company nor any of its Subsidiaries have been denied any insurance coverage that they have sought or for which they have applied.

                    (w) The Company and its Subsidiaries each maintains a system of internal accounting and other controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management’s general or specific authorizations; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management’s general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences. Except as described in the Offering Documents, since the end of the Company’s most recent audited fiscal year, there has been (A) no material weakness in the Company’s internal control over financial reporting (whether or not remediated) and (B) no change in the Company’s internal control over financial reporting that has materially affected, or is reasonably likely to materially affect, the Company’s internal control over financial reporting. The Company has established disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for the Company and designed such disclosure controls and procedures to ensure that information required to be disclosed by the Company in the reports it files or submits under the Exchange Act is recorded, processed, summarized and reported, within the time periods specified in the Commission’s rules and forms.

                    (x) The minute books of the Company and each of its Subsidiaries have been made available to the Placement Agent and counsel for the Placement Agent, and such books (i) contain a complete summary of all meetings and actions of the board of directors (including each board committee) and stockholders of the Company (or analogous governing bodies and interest holders, as applicable), and each of its Subsidiaries since the time of its respective incorporation or organization through the date of the latest meeting and action, and (ii) accurately in all material respects reflect all transactions referred to in such minutes.

                    (y) All agreements and other documents that were required to be filed as exhibits to all SEC Reports since January 1, 2007 under Item 601 of Regulation S-K to which the Company or any Subsidiary is a party, have been filed by the Company as exhibits to the SEC Reports (“Material Agreements”). All Material Agreements are valid and enforceable against the Company, and to the Company’s knowledge, against the other parties thereto, in accordance with their respective terms, except (i) as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, or moratorium or similar laws affecting creditors’ and contracting parties’ rights generally, and (ii) as enforceability may be subject to general principles of equity and except as rights to indemnity and contribution may be limited by state or federal securities laws or public policy underlying such laws. The Company is not in breach of or default under any of the Material Agreements, and to the Company’s knowledge, no other party to a Material Agreement is in breach of or default under such Material Agreement. The Company has not received a notice of termination nor is the Company otherwise aware of any threats to terminate any of the Material Agreements. Neither the Company, its Subsidiaries nor, to its knowledge, any other party is in violation, breach or default of any Material Agreement that is reasonably likely to result in a Material Adverse Effect.

                    (z) No relationship, direct or indirect, exists between or among the Company and any of its Subsidiaries on the one hand, and the directors, officers, stockholders (or analogous interest holders), customers or suppliers of the Company or any of its Subsidiaries or any of their affiliates on the other hand, which is required to be described in the Offering Documents which is not so described.

                    (aa) Except for any obligation described in the Offering Documents and in Section 3.1(q) of the Disclosure Schedules (as defined in the SPAs), no person or entity has the right to require registration of shares of Common Stock or other securities of the Company or any of its Subsidiaries except for persons and entities who have expressly waived such right in writing or who have been given timely and proper written notice and have failed to exercise such right within the time or times required under the terms and conditions of such right. Except as described in the Offering Documents and in Section 3.1(q) of the Disclosure Schedules (as defined in the SPAs), there are no persons with registration rights or similar rights to have any securities registered by the Company or any of its Subsidiaries under the Securities Act.

                    (bb) Neither the Company nor any of its Subsidiaries own any “margin securities” as that term is defined in Regulation U of the Board of Governors of the Federal

Reserve System (the “Federal Reserve Board”), and none of the proceeds of the sale of the Units will be used, directly or indirectly, for the purpose of purchasing or carrying any margin security, for the purpose of reducing or retiring any indebtedness which was originally incurred to purchase or carry any margin security or for any other purpose which might cause any of the Units to be considered a “purpose credit” within the meanings of Regulation T, U or X of the Federal Reserve Board.

                    (cc) Neither the Company nor any of its Subsidiaries is a party to any contract, agreement or understanding with any person that would give rise to a valid claim against the Company or the Placement Agent for a brokerage commission, finder’s fee or like payment in connection with the offering and sale of the Units or any transaction contemplated by this Agreement and the Offering Documents.

                    (dd) No forward-looking statement (within the meaning of Section 27A of the Securities Act and Section 21E of the Exchange Act) contained in the Offering Documents has been made or reaffirmed without a reasonable basis or has been disclosed other than in good faith.

                    (ee) The Company is subject to and in compliance in all material respects with the reporting requirements of Section 13 or Section 15(d) of the Exchange Act. The Common Stock is registered pursuant to Section 12(g) of the Exchange Act and the Company has taken no action designed to, or reasonably likely to have the effect of, terminating the registration of the Common Stock under the Exchange Act nor has the Company received any notification that the Commission or Financial Industry Regulatory Authority (“FINRA”) is contemplating terminating such registration or listing. No consent, approval, authorization or order of, or filing, notification or registration with the OTC Bulletin Board is required for quotation and trading of the Stock on the OTC Bulletin Board.

                    (ff) The Company is in compliance with all applicable provisions of the Sarbanes-Oxley Act of 2002 and all Rules and Regulations promulgated thereunder or implementing the provisions thereof (the “Sarbanes-Oxley Act”) that are then in effect and is actively taking steps to ensure that it will be in compliance with other applicable provisions of the Sarbanes-Oxley Act not currently in effect upon and at all times after the effectiveness of such provisions.

                    (gg) Neither the Company nor any of its Subsidiaries nor, to the best of the Company’s knowledge, any employee or agent of the Company or any Subsidiary, has made any contribution or other payment to any official of, or candidate for, any federal, state, local or foreign office in violation of any law (including the Foreign Corrupt Practices Act of 1977) or of the character required to be disclosed in the Registration Statement, the Offering Documents.

                    (hh) There are no transactions, arrangements or other relationships between and/or among the Company, any of its affiliates (as such term is defined in Rule 405 of the Securities Act) and any unconsolidated entity, including, but not limited to, any structured finance, special purpose or limited purpose entity that could reasonably be expected to materially affect the Company’s or any of its Subsidiaries’ liquidity or the availability of or requirements for their capital resources required to be described in the Offering Documents.

                    (ii) There are no outstanding loans, advances (except normal advances for business expenses in the ordinary course of business) or guarantees or indebtedness by the Company or any of its Subsidiaries to or for the benefit of any of the officers or directors of the Company, any of its Subsidiaries or any of their respective family members, except as disclosed in the Registration Statement, the Offering Documents.

                    (jj) The statistical and market related data included in the Offering Documents are based on or derived from sources that the Company believes to be reliable and accurate, and such data agree with the sources from which they are derived.

                    (kk) The operations of the Company and its Subsidiaries are and have been conducted at all times in compliance with applicable financial recordkeeping and reporting requirements of the Currency and Foreign Transactions Reporting Act of 1970, applicable money laundering statutes and applicable Rules and Regulations thereunder (collectively, the “Money Laundering Laws”), and no Action by or before any court or governmental agency, authority or body or any arbitrator involving the Company or any of its Subsidiaries with respect to the Money Laundering Laws is pending, or to the best knowledge of the Company, threatened.

                    (ll) Neither the Company nor any of its Subsidiaries nor, to the knowledge of the Company, any director, officer, agent, employee or affiliate of the Company or any of its Subsidiaries is currently subject to any U.S. sanctions administered by the Office of Foreign Assets Control of the U.S. Treasury Department (“OFAC”); and the Company will not directly or indirectly use the proceeds of the offering, or lend, contribute or otherwise make available such proceeds to any Subsidiary, joint venture partner or other person or entity, for the purpose of financing the activities of any person currently subject to any U.S. sanctions administered by OFAC.

                    (mm) Neither the Company nor any Subsidiary nor any of their affiliates (within the meaning of FINRA’s Conduct Rule 2720(f)(1)) directly or indirectly controls, are controlled by, or is under common control with, or is an associated person (within the meaning of Article I, Section 1(ee) of the By-laws of FINRA) of, any member firm of FINRA. To the Company’s knowledge and except as disclosed to the Placement Agent in writing, no (i) officer or director of the Company or its Subsidiaries, (ii) owner of 5% or more of the Company’s unregistered securities or that of its Subsidiaries or (iii) owner of any amount of the Company’s unregistered securities acquired within the 180-day period prior to the date of this Agreement, has any direct or indirect affiliation or association with any FINRA member. The Company will advise the Placement Agent and its counsel if it becomes aware that any officer, director or stockholder of the Company or its Subsidiaries is or becomes an affiliate or associated Person of a FINRA member participating in the Offering.

                    (nn) Any certificate signed by or on behalf of the Company and delivered to the Placement Agent or to counsel for the Placement Agent shall be deemed to be a representation and warranty by the Company to the Placement Agent and the Purchasers as to the matters covered thereby.

                    (oo) The Company and its Board of Directors have taken all necessary action, if any, to render inapplicable any control share acquisition, business combination, poison pill

(including any distribution under a rights agreement) or other similar anti-takeover provision under the Company’s certificate of incorporation or the laws of the State of Delaware that is or could become applicable to any of the Purchasers as of result of the Purchasers and the Company fulfilling their obligations or exercising their rights under this Agreement, including without limitation, as a result of the Company’s issuance of the Units and the Purchasers’ ownership of the Units.

                    (pp) Assuming (i) the accuracy of the information provided by the Purchasers in the SPAs and (ii) that the Placement Agent will comply in all respects with the provisions of Regulation D under the Securities Act, the offer and sale of the Units will be exempt from the registration requirements of the Securities Act.

                    (qq) Based on the financial condition of the Company as of the Closing Date (and assuming the Closing shall have occurred), (i) the Company’s fair saleable value of its assets exceeds the amount that will be required to be paid or in respect of the Company’s existing debts and other liabilities (including known contingent liabilities) as they mature; (ii) the Company’s assets do not constitute unreasonably small capital to carry on its business for the current fiscal year as now conducted and as proposed to be conducted including its capital needs taking into account the particular capital requirements of the business conducted by the Company, and projected capital requirements and capital availability thereof; and (iii) the current cash flow of the Company, together with the proceeds the Company would receive at the Closing, were it to liquidate all of its assets, after taking into account all anticipated uses of the cash, would be sufficient to pay all amounts on or in respect of its debt when such amounts are required to be paid. The Company does not intend to incur debts beyond its ability to pay such debts as they mature (taking into account the timing and amounts of cash to be payable on or in respect of its debt.

          3. The Closing: The time and date of each closing and delivery of the documents required to be delivered to the Placement Agent pursuant to this Agreement shall be at the offices of Harris Cramer, LLP, 1555 Palm Beach Lakes Boulevard, Suite 310, West Palm Beach, FL 33401 on such dates that the Company and the Placement Agent and the Escrow Agent agrees to release funds and deliver Units to the Purchasers.

          4. Further Agreements of the Company: The Company agrees with the Placement Agent and the Purchasers:

                    (a) To file promptly all reports and any definitive proxy or information statements required to be filed by the Company with the Commission pursuant to Section 13(a), 13(c), 14 or 15(d) of the Exchange Act subsequent to the Closing Date(s) for as long as (i) any Purchaser holds the shares of Common Stock contained in the Units or issuable upon exercise of the Warrants, or (ii) the Placement Agent or its officers, directors or employees holds any shares of Common Stock issuable upon exercise of any warrants issued to the Placement Agent as compensation under this Agreement. Provided, however, the requirements of this Section 4(a) shall terminate upon the earlier of (x) six years after the last Closing Date or (y) the sale of all or substantially all of the assets of the Company or merger of the Company into another entity (where the purpose is not primarily to change the Company’s domicile) or similar transaction.

                    (b) To take promptly from time to time such actions as the Placement Agent or its counsel may reasonably request to exempt the Units for offering and sale under the securities or Blue Sky laws of such jurisdictions (domestic or foreign) as the Placement Agent may designate.

                    (c) Upon request, during the period of one (1) year from the date hereof, to the extent not available on the Commission’s EDGAR system, to deliver to the Placement Agent, as soon as they are available, copies of all reports or other communications furnished to stockholders.

                    (d) The Company will cause each executive officer, director, stockholder, optionholder and warrantholder listed in Schedule 4 (d) to furnish to the Placement Agent, prior to the first Closing Date, a letter, substantially in the form of Exhibit A hereto, pursuant to which each such person shall agree, among other things, not to directly or indirectly offer, sell, assign, transfer, pledge, contract to sell, or otherwise dispose of, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, not to engage in any swap or other agreement or arrangement that transfers, in whole or in part, directly or indirectly, the economic risk of ownership of Common Stock or any such securities and not to engage in any short selling of any Common Stock or any such securities, during the 90 days from the last Closing Date (the “Lock-Up Period”), without the prior written consent of the Placement Agent. The Company also agrees that during such period, the Company will not file any registration statement, preliminary prospectus or prospectus, or any amendment or supplement thereto, under the Securities Act for any such transaction or which registers, or offers for sale, Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, except for a registration statement on Form S-8 relating to employee benefit plans. The Company hereby agrees that (i) if it issues an earnings release or material news, or if a material event relating to the Company occurs, during the last 17 days of the Lock-Up Period, or (ii) if prior to the expiration of the Lock-Up Period, the Company announces that it will release earnings results during the 16 day period beginning on the last day of the Lock-Up Period, the restrictions imposed by this Section 4 (d) or the letter shall continue to apply until the expiration of the 18 day period beginning on the issuance of the earnings release or the occurrence of the material news or material event.

                    (e) Prior to last Closing Date, to furnish to the Placement Agent, as soon as they have been prepared, copies of any unaudited interim consolidated financial statements of the Company for any periods subsequent to the periods covered by the financial statements appearing in the Offering Documents.

                    (f) Prior to last Closing Date, not to issue any press release or other communication directly or indirectly or hold any press conference with respect to the Company, its condition, financial or otherwise, or earnings, business affairs or business prospects (except for routine oral marketing communications in the ordinary course of business and consistent with the past practices of the Company and of which the Placement Agent is notified), without the prior written consent of the Placement Agent, unless in the judgment of the Company and its counsel, and after notification to the Placement Agent, such press release or communication is required by law.

                    (g) If during a period of 12 months following the term of this Agreement or the final Closing Date, the Company sells any securities to any person or entity which was identified or contacted by the Placement Agent in connection with the offer or sale of the Units and the name of such person or entity was provided to the Company in writing during the term of this Agreement or the prior to the final Closing Date, then the Company shall pay the Placement Agent upon the closing of such sale the compensation which would have been payable to the Placement Agent under this Agreement if the closing of such sale had occurred during the term of this Agreement or prior to the final Closing Date.

                    (h) If during the term of this Agreement, the Company sells any Units to a Purchaser, the Placement Agent shall have a right of first refusal to act as the exclusive placement agent or underwriter for all offerings involving the sale of the Company’s securities by the Company or any affiliate for a period of 12 months after the final Closing Date (“Right of First Refusal”). The Company shall provide the Placement Agent with written notice of any such Right of First Refusal prior to offer any securities. If the Placement Agent fails to provide written notice to the Company of its intent to exercise its Right of First Refusal within 10 days of its receipt of the Company’s notice pursuant to the preceding sentence, the Placement Agent shall lose its Right of First Refusal with respect to such offering, but shall not affect its rights with respect to any subsequent offerings.

                    (i) To at all times comply with all applicable provisions of the Sarbanes-Oxley Act in effect from time to time.

                    (j) To use its reasonable best efforts to do and perform all things required to be done or performed under this Agreement by the Company prior to the Closing Date and to satisfy all conditions precedent to the delivery of the Units.

          5. Payment of Expenses: The Company agrees to pay, or reimburse if paid by the Placement Agent, whether or not the transactions contemplated hereby are consummated or this Agreement is terminated: (a) the costs incident to the authorization, issuance, sale, preparation and delivery of the Units to the Purchasers and any taxes payable in that connection; (b) the cost of preparing and printing stock certificates; (c) all fees and expenses of the registrar and transfer agent of the Common Stock; (d) the reasonable fees, disbursements and expenses of counsel to the Placement Agent up to a maximum of $10,000 and (e) all other costs and expenses incident to the offering of the Units or the performance of the obligations of the Company under this Agreement, the SPAs and the Escrow Agreement (including, without limitation, the fees and expenses of the Company’s counsel, the Escrow Agent and the Company’s independent accountants and the travel and other expenses incurred by Company personnel in connection with any “road show” including, without limitation, any expenses advanced by the Placement Agent on the Company’s behalf (which will be promptly reimbursed)).

          6. Conditions to the Obligations of the Placement Agent and the Purchaser, and the Sale of the Units: The respective obligations of the Placement Agent hereunder and the Purchasers under the SPAs, and the Closing of the sale of the Units, are subject to the accuracy, when made and as of the Applicable Time and on the Closing Date, of the representations and warranties of the Company contained herein, to the accuracy of the statements of the Company made in any certificates pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder, and to each of the following additional terms and conditions:

                    (a) No stop order suspending the effectiveness of the June Registration Statement or any part thereof, shall have been issued and no proceedings for that purpose or pursuant to Section 8A under the Securities Act shall have been initiated or threatened by the Commission.

                    (b) The Placement Agent shall not have discovered and disclosed to the Company on or prior to any Closing Date that the Offering Documents contain an untrue statement of a fact which, in the opinion of counsel for the Placement Agent, is material or omits to state any fact which, in the opinion of such counsel, is material and is required to be stated therein or is necessary to make the statements therein not misleading, or that the Offering Documents contain an untrue statement of fact which, in the opinion of such counsel, is material or omits to state any fact which, in the opinion of such counsel, is material and is necessary in order to make the statements, in the light of the circumstances in which they were made, not misleading.

                    (c) All corporate proceedings and other legal matters incident to the authorization, form and validity of each of this Agreement, the SPAs, the Escrow Agreement, the Units, the Offering Documents and all other legal matters relating to this Agreement and the transactions contemplated hereby shall be reasonably satisfactory in all material respects to counsel for the Placement Agent and the Company shall have furnished to such counsel all documents and information that they may reasonably request to enable them to pass upon such matters.

                    (d) Andrew Abramowitz, PLLC shall have furnished to the Placement Agent such counsel’s written opinion, as counsel to the Company, addressed to the Placement Agent and the Purchasers and dated each Closing Date, in the form of Exhibit B attached hereto. Such counsel shall also have furnished to the Placement Agent a written statement, addressed to the Placement Agent and dated each Closing Date, in form and substance satisfactory to the Placement Agent and the Purchasers, to the effect that (x) such counsel has acted as counsel to the Company in connection with the sale of the Units, (y) based on such counsel’s examination of the Offering Documents, and each amendment or supplement thereto made by the Company prior to each Closing Date and such counsel’s investigations made in connection with the preparation of the Offering Documents, and each amendment or supplement thereto made by the Company prior to the Closing Date, and conferences with certain officers and employees of and with auditors for and counsel to the Company, such counsel has no reason to believe that the Offering Documents, at the Applicable Time or as of the date of this Agreement, contained any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading, or that any Offering Documents or any amendment or supplement thereto, at the respective date thereof or at each Closing Date, contained or contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading, the documents included in the Offering Documents, all considered together, as of the Applicable Time, contained or contains any untrue statement of a material fact or omits to state any material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; it being understood that such counsel need express no opinion as to the financial statements or other financial data contained in any Offering Documents. The foregoing statement may be qualified by a statement to the effect that such counsel has not independently verified the accuracy, completeness or fairness of the statements contained in the Offering Documents and takes no responsibility therefor except to the extent set forth in the opinion described above.

                    (e) The Company shall have furnished to the Placement Agent and the Purchasers a certificate, dated each Closing Date, of its President and Chief Financial Officer stating that (i) such officers have carefully examined the Offering Documents and, in their opinion, the Offering Documents as of each Closing Date did not include any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading, and the Offering Documents, and (ii) to the best of their knowledge after reasonable investigation, as of each Closing Date, the representations and warranties of the Company in this Agreement are true and correct and the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to such Closing Date.

                    (f) There has been no event or occurrence which, in the Placement Agent’s determination, has had, or could reasonably be expected to have, Material Adverse Effect during the period from and after the date of this Agreement and prior to the applicable Closing Date.

                    (g) Since the date of the latest audited financial statements included in the Offering Documents, (i) neither the Company nor any of its Subsidiaries shall have sustained any loss or interference with its business from fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree, otherwise than as set forth in the Offering Documents, and (ii) there shall not have been any change in the capital stock or long-term debt of the Company nor any of its Subsidiaries, or any change, or any development involving a prospective change, in or affecting the business, general affairs, management, financial position, stockholders’ equity or results of operations of the Company and its Subsidiaries, otherwise than as set forth in the Offering Documents, the effect of which, in any such case described in clauses (i) or (ii) of Section 6(g), is, in the judgment of the Placement Agent, so material and adverse as to make it impracticable or inadvisable to proceed with the sale or delivery of the Units on the terms and in the manner contemplated in the this Agreement.

                    (h) No action shall have been taken and no law, statute, rule, regulation or order shall have been enacted, adopted or issued by any governmental agency or body which would prevent the issuance or sale of the Units or materially and adversely affect or potentially materially and adversely affect the business or operations of the Company or its Subsidiaries; and no injunction, restraining order or order of any other nature by any federal or state court of competent jurisdiction shall have been issued which would prevent the issuance or sale of the Units or materially and adversely affect or potentially materially and adversely affect the business or operations of the Company or its Subsidiaries.

                    (i) Subsequent to the execution and delivery of this Agreement there shall not have occurred any of the following: (i) trading in securities generally on the New York Stock Exchange, Nasdaq Global Market, Nasdaq Capital Market or the American Stock Exchange or in the over-the-counter market, or trading in any securities of the Company on any exchange or in the over-the-counter market, shall have been suspended or materially limited, or minimum or maximum prices or maximum range for prices shall have been established on any such exchange or such market by the Commission, by such exchange or market or by any other regulatory body or governmental authority having jurisdiction, (ii) a banking moratorium shall have been declared by federal or state authorities or a material disruption has occurred in commercial banking or securities settlement or clearance services in the United States, (iii) the United States shall have become engaged in hostilities, or the subject of an act of terrorism, or there shall have been an outbreak of or escalation in hostilities involving the United States, or there shall have been a declaration of a national emergency or war by the United States or (iv) there shall have occurred such a material adverse change in general economic, political or financial conditions (or the effect of international conditions on the financial markets in the United States shall be such) as to make it, in the judgment of the Placement Agent, impracticable or inadvisable to proceed with the sale or delivery of the Units on the terms and in the manner contemplated in the Offering Documents.

                    (j) The Placement Agent shall have received the written agreements, substantially in the form of Exhibit A hereto, of the executive officers, directors, stockholders, optionholders and warrantholders of the Company listed in Schedule 4(d) to this Agreement.

                    (k) The Company shall have entered into SPAs with each of the Purchasers and such Agreements shall be in full force and effect.

                    (l) The Company shall have entered into the Escrow Agreement and such Agreement shall be in full force and effect.

                    (m) Prior to the Closing Date, the Company shall have furnished to the Placement Agent such further information, opinions, certificates, letters or documents as the Placement Agent shall have reasonably requested.

          All opinions, letters, evidence and certificates mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if they are in form and substance reasonably satisfactory to counsel for the Placement Agent.

          7. Indemnification and Contribution:

                    (a) The Company. The Company shall indemnify and hold harmless the Placement Agent, its affiliates and each of its and their respective directors, officers, members, employees, representatives and agents and their respective affiliates, and each of their respective directors, officers, members, employees, representatives and agents and each person, if any, who controls the Placement Agent within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act) (collectively, the “Placement Agent Indemnified Parties,” and each a “Placement Agent Indemnified Party”) against any Loss, joint or several, to which such Placement Agent Indemnified Party may become subject, under the Exchange Act or otherwise, insofar as such Loss arises out of or is based upon (A) any untrue statement or alleged untrue statement of a material fact contained in any Offering Documents (B) any breach of the representations and warranties of the Company contained herein, failure of the Company to perform its obligations hereunder or pursuant to any law, any act or failure to act, or any alleged act or failure to act, by the Placement Agent in connection with, or relating in any manner to, the Units, or the Offering, and which is included as part of or referred to in any Loss arising out of or based upon matters covered by clauses (A) or (B) above of this Section 7(a) (provided that the Company shall not be liable in the case of any matter covered by this clause (B) to the extent that it is determined in a final judgment by a court of competent jurisdiction that such Loss resulted directly from any such act or failure to act undertaken or omitted to be taken by the Placement Agent through its gross negligence or willful misconduct), and shall reimburse the Placement Agent Indemnified Party promptly upon demand for any legal fees or other expenses reasonably incurred by that Placement Agent Indemnified Party in connection with investigating, or preparing to defend, or defending against, or appearing as a third party witness in respect of, or otherwise incurred in connection with, any such Loss, as such Loss is incurred; provided, however, that the Company shall not be liable in any such case to the extent that any such Loss arises out of or is based upon an untrue statement or alleged untrue statement in, or omission or alleged omission from the Offering Documents, made in reliance upon and in conformity with written information furnished to the Company by the Placement Agent specifically for use therein, which information the parties hereto agree is limited to the Placement Agent’s Information, as defined in this Agreement. This indemnity agreement is not exclusive and will be in addition to any liability, which the Company might otherwise have and shall not limit any rights or remedies which may otherwise be available at law or in equity to each Placement Agent Indemnified Party.

                    (b) The Placement Agent shall indemnify and hold harmless the Company and its directors, its executive officers and each person, if any, who controls the Company within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (collectively, the “Company Indemnified Parties,” and each a “Company Indemnified Party”) against any Loss whatsoever (or any action, investigation or proceeding in respect thereof), joint or several, to which such Company Indemnified Party may become subject, under the Securities Act or otherwise, as such Loss arises out of or is based upon (i) any untrue statement or alleged untrue statement of a material fact contained in the Offering Documents, or (ii) the omission or alleged omission to state in the Offering Documents, of a material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that the untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by the Placement Agent specifically for use therein, which information the parties hereto agree is limited to the Placement Agent’s Information, and shall reimburse the Company for any legal or other expenses reasonably incurred by such party in connection with investigating or preparing to defend or defending against or appearing as third party witness in connection with any such Loss, as such Loss is incurred. Notwithstanding the provisions of this Section 7(b), in no event shall any indemnity by the Placement Agent under this Section 7(b) exceed the total compensation received by such Placement Agent in accordance with Section 1.4(b).

                    (c) Promptly after receipt by an indemnified party under this Section 7 of notice of the commencement of any action, the indemnified party shall, if a claim in respect thereof is to be made against an indemnifying party under this Section 7, notify such indemnifying party in writing of the commencement of that action; provided, however, that the failure to notify the indemnifying party shall not relieve it from any liability which it may have under this Section 7 except to the extent it has been materially prejudiced by such failure; and, provided, further, that the failure to notify an indemnifying party shall not relieve it from any liability which it may have to an indemnified party otherwise than under this Section 7. If any such action shall be brought against an indemnified party, and it shall notify the indemnifying party thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it wishes, jointly with any other similarly notified indemnifying party, to assume the defense of such action with counsel reasonably satisfactory to the indemnified party (which counsel shall not, except with the written consent of the indemnified party, be counsel to the indemnifying party). After notice from the indemnifying party to the indemnified party of its election to assume the defense of such action, except as provided herein, the indemnifying party shall not be liable to the indemnified party under Section 7 for any legal or other expenses subsequently incurred by the indemnified party in connection with the defense of such action other than reasonable costs of investigation; provided, however, that any indemnified party shall have the right to employ separate counsel in any such action and to participate in the defense of such action but the fees and expenses of such counsel (other than reasonable costs of investigation) shall be at the expense of such indemnified party unless (i) the employment thereof has been specifically authorized in writing by the Company in the case of a claim for indemnification under Section 7(a)(A), or the Placement Agent in the case of a claim for indemnification under Section 7(b), (ii) such indemnified party shall have been advised by its counsel that there may be one or more legal defenses available to it which are different from or additional to those available to the indemnifying party, or (iii) the indemnifying party has failed to assume the defense of such action and employ counsel reasonably satisfactory to the indemnified party within a reasonable period of time after notice of the commencement of the action or the indemnifying party does not diligently defend the action after assumption of the defense, in which case, if such indemnified party notifies the indemnifying party in writing that it elects to employ separate counsel at the expense of the indemnifying party, the indemnifying party shall not have the right to assume the defense of (or, in the case of a failure to diligently defend the action after assumption of the defense, to continue to defend) such action on behalf of such indemnified party and the indemnifying party shall be responsible for legal or other expenses subsequently incurred by such indemnified party in connection with the defense of such action; provided, however, that the indemnifying party shall not, in connection with any one such action or separate but substantially similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys at any time for all such indemnified parties (in addition to any local counsel), which firm shall be designated in writing by the Placement Agent if the indemnified parties under this Section 7 consist of any Placement Agent Indemnified Party or by the Company if the indemnified parties under this Section 7 consist of any Company Indemnified Parties. Subject to this Section 7(c), the amount payable by an indemnifying party under Section 7 shall include, but not be limited to, (x) reasonable legal fees and expenses of counsel to the indemnified party and any other expenses in investigating, or preparing to defend or defending against, or appearing as a third party witness in respect of, or otherwise incurred in connection with, any action, investigation, proceeding or claim, and (y) all amounts paid in settlement of any of the foregoing. No indemnifying party shall, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of judgment with respect to any pending or threatened action or any claim whatsoever, in respect of which indemnification or contribution could be sought under this Section 7 (whether or not the indemnified parties are actual or potential parties thereto), unless such settlement, compromise or consent (i) includes an unconditional release of each indemnified party in form and substance reasonably satisfactory to such indemnified party from all liability arising out of such action or claim and (ii) does not include a statement as to or an admission of fault, culpability or a failure to act by or on behalf of any indemnified party. Subject to the provisions of the following sentence, no indemnifying party shall be liable for settlement of any pending or threatened action or any claim whatsoever that is effected without its written consent (which consent shall not be unreasonably withheld or delayed), but if settled with its written consent, if its consent has been unreasonably withheld or delayed or if there be a judgment for the plaintiff in any such matter, the indemnifying party agrees to indemnify and hold harmless any indemnified party from and against any Loss by reason of such settlement or judgment. In addition, if at any time an indemnified party shall have requested that an indemnifying party reimburse the indemnified party for fees and expenses of counsel, such indemnifying party agrees that it shall be liable for any settlement of the nature contemplated herein effected without its written consent if (i) such settlement is entered into more than 45 days after receipt by such indemnifying party of the request for reimbursement, (ii) such indemnifying party shall have received notice of the terms of such settlement at least 30 days prior to such settlement being entered into and (iii) such indemnifying party shall not have reimbursed such indemnified party in accordance with such request prior to the date of such settlement.

                    (d) If the indemnification provided for in this Section 7 is unavailable or insufficient to hold harmless an indemnified party under Section 7(a) or Section 7(b), then each indemnifying party shall, in lieu of indemnifying such indemnified party, contribute to the amount paid, payable or otherwise incurred by such indemnified party as a result of such Loss, as incurred, (i) in such proportion as shall be appropriate to reflect the relative benefits received by the Company on the one hand and the Placement Agent on the other hand from the offering of the Units, or (ii) if the allocation provided by clause (i) of this Section 7(d) is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) of this Section 7(d) but also the relative fault of the Company on the one hand and the Placement Agent on the other with respect to the statements, omissions, acts or failures to act which resulted in such Loss as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Placement Agent on the other with respect to such offering shall be deemed to be in the same proportion as the total net proceeds from the offering of the Units purchased under this Agreement (before deducting expenses) received by the Company bear to the total cash fee received by the Placement Agent on each Closing Date. The relative fault of the Company on the one hand and the Placement Agent on the other shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the Placement Agent on the other, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement, omission, act or failure to act; provided that the parties hereto agree that the written information furnished to the Company by the Placement Agent for use in the Offering Documents, or in any amendment or supplement thereto, consists solely of the Placement Agent’s Information. The Company and the Placement

Agent agree that it would not be just and equitable if contributions pursuant to this Section 7(d) were to be determined by pro rata allocation or by any other method of allocation that does not take into account the equitable considerations referred to herein. The amount paid or payable by an indemnified party as a result of the Loss referred to above in this Section 7(d) shall be deemed to include, for purposes of this Section 7(d), any legal or other expenses reasonably incurred by such indemnified party in connection with investigating, preparing to defend or defending against or appearing as a third party witness in respect of, or otherwise incurred in connection with, any such Loss. Notwithstanding the provisions of this Section 7(d), the Placement Agent shall not be required to contribute any amount in excess of the total compensation received by the Placement Agent in accordance with Section 1.4(b) less the amount of any damages which the Placement Agent have otherwise paid or become liable to pay by reason of any untrue or alleged untrue statement, omission or alleged omission, act or alleged act or failure to act or alleged failure to act. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

          8. Termination: The obligations of the Placement Agent and the Purchasers hereunder and under the SPAs may be terminated by the Placement Agent, in its absolute discretion by notice given to the Company prior to delivery of and payment for the Units if, prior to that time, any of the conditions in Section 6 have not been met or if the Purchasers shall decline to purchase the Units for any reason permitted under this Agreement or the SPAs.

          9 Absence of Fiduciary Relationship: The Company acknowledges and agrees that:

                              i. the Placement Agent’s responsibility to the Company is solely contractual in nature, the Placement Agent have been retained solely to act as Placement Agent in connection with the Offering and no fiduciary, advisory or agency relationship between the Company and the Placement Agent has been created in respect of any of the transactions contemplated by this Agreement, irrespective of whether the Placement Agent has advised or are advising the Company on other matters;

                              ii. the price of the Units set forth in this Agreement was established by the Company following discussions and arms-length negotiations with the Placement Agent, and the Company is capable of evaluating and understanding, and understands and accepts, the terms, risks and conditions of the transactions contemplated by this Agreement;

                              iii. it has been advised that the Placement Agent and their respective affiliates are engaged in a broad range of transactions which may involve interests that differ from those of the Company and that the Placement Agent has no obligation to disclose such interests and transactions to the Company by virtue of any fiduciary, advisory or agency relationship; and

                              iv. they waive, to the fullest extent permitted by law, any claims it may have against the Placement Agent for breach of fiduciary duty or alleged breach of fiduciary duty and agrees that the Placement Agent shall have no liability (whether direct or indirect) to the Company in respect of such a fiduciary duty claim or to any person asserting a fiduciary duty claim on behalf of or in right of the Company, including stockholders, employees or creditors of the Company.

          10. Successors; Persons Entitled to Benefit of Agreement: This Agreement shall inure to the benefit of and be binding upon the Placement Agent, the Company and their respective successors and assigns. This Agreement shall also inure to the benefit of the Placement Agent, the Purchasers, and each of their respective successors and assigns, which shall be third party beneficiaries hereof. Notwithstanding the foregoing, as provided in the SPAs, the determination as to whether any condition in this Agreement hereof shall have been satisfied, and the waiver of any condition in this Agreement hereof, may be made by the Placement Agent in its sole discretion, and any such determination or waiver shall be binding on each of the Purchasers and shall not require the consent of any Purchaser. Nothing expressed or mentioned in this Agreement is intended or shall be construed to give any person, other than the persons mentioned in the preceding sentences, any legal or equitable right, remedy or claim under or in respect of this Agreement, or any provisions herein contained, this Agreement and all conditions and provisions hereof being intended to be and being for the sole and exclusive benefit of such persons and for the benefit of no other person; except that the representations, warranties, covenants, agreements and indemnities of the Company contained in this Agreement shall also be for the benefit of the Placement Agent Indemnified Parties and the indemnities of the Placement Agent shall be for the benefit of the Company Indemnified Parties. It is understood that the Placement Agent’s responsibility to the Company is solely contractual in nature and the Placement Agent do not owe the Company, or any other party, any fiduciary duty as a result of this Agreement.

          11. Survival of Indemnities, Representations, Warranties, etc.: The respective indemnities, covenants, agreements, representations, warranties and other statements of the Company, and the Placement Agent, as set forth in this Agreement or made by them respectively, pursuant to this Agreement, shall remain in full force and effect, regardless of any investigation made by or on behalf of the Placement Agent, the Company, the Purchasers or any person controlling any of them and shall survive for a period of 12 months following delivery of and payment for the Units. Notwithstanding any termination of this Agreement, the indemnity and contribution agreements contained in Section 7 and the covenants, representations, warranties set forth in this Agreement shall not terminate and shall remain in full force and effect at all times.

           12. Notices: All statements, requests, notices and agreements hereunder shall be in writing, and shall be sufficiently given if delivered to the addressees in person, by FedEx or similar receipted next business day delivery, or by facsimile delivery followed by overnight next business day delivery as follows:

the Company:	iBio, Inc.
9 Innovation Way, Suite 100
Newark, DE 19711
Facsimile: 302-356-1173

With a copy via email to:
robertbkay@gmail.com

the Placement Agent:	Noble International Investments, Inc.
6501 Congress Avenue
Suite 100
Boca Raton, FL 33487
Facsimile: 561-994-9775

or to such other address as any of them, by notice to the other may designate from time to time. The transmission confirmation receipt from the sender’s facsimile machine shall be evidence of successful facsimile delivery. Time shall be counted to, or from, as the case may be, the date of delivery.

          13. Definition of Certain Terms: For purposes of this Agreement, (a) “business day” means any day on which the New York Stock Exchange is open for trading and (b) ”Subsidiary” has the meaning set forth in Rule 405 of the Rules and Regulations.

          14. Governing Law, Agent for Service and Jurisdiction: This Agreement shall be governed by and construed in accordance with the laws of the State of New York, including without limitation Section 5-1401 of the New York General Obligations Law. No legal proceeding may be commenced, prosecuted or continued in any court other than the courts of the State of Florida located in the City of West Palm Beach or in the United States District Court for the Southern District of Florida, which courts shall have jurisdiction over the adjudication of such matters, and the Company and the Placement Agent each hereby consent to the jurisdiction of such courts and personal service with respect thereto. The Company and the Placement Agent each hereby consent to personal jurisdiction, service and venue in any court in which any legal proceeding arising out of or in any way relating to this Agreement is brought by any third party against the Company or the Placement Agent. The Company and the Placement Agent each hereby waive all right to trial by jury in any legal proceeding (whether based upon contract, tort or otherwise) in any way arising out of or relating to this Agreement. The Company agrees that a final judgment in any such legal proceeding brought in any such court shall be conclusive and binding upon the Company and the Placement Agent and may be enforced in any other courts in the jurisdiction of which the Company is or may be subject, by suit upon such judgment.

          15. Placement Agent Information: The parties hereto acknowledge and agree that, for all purposes of this Agreement, the Placement Agent’s Information consists solely of the following information in the SPAs as to Placement Agent’s compensation and its status as a broker-dealer registered with the Commission and FINRA.

          16. Partial Unenforceability: The invalidity or unenforceability of any section, paragraph, clause or provision of this Agreement shall not affect the validity or enforceability of any other section, paragraph, clause or provision hereof. If any section, paragraph, clause or provision of this Agreement is for any reason determined to be invalid or unenforceable, there shall be deemed to be made such minor changes (and only such minor changes) as are necessary to make it valid and enforceable.

          17. General: This Agreement constitutes the entire agreement of the parties to this Agreement and supersedes all prior written or oral and all contemporaneous oral agreements, understandings and negotiations with respect to the subject matter hereof. In this Agreement, the masculine, feminine and neuter genders and the singular and the plural include one another. The section headings in this Agreement are for the convenience of the parties only and will not affect the construction or interpretation of this Agreement. This Agreement may be amended or modified, and the observance of any term of this Agreement may be waived, only by a writing signed by the Company and the Placement Agent.

          18. Counterparts: This Agreement may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures thereto and hereto were upon the same instrument and such signatures may be delivered by facsimile.

(Remainder of this page intentionally left blank; signatures begin on the next page.)

          If the foregoing is in accordance with your understanding of the agreement between the Company and the Placement Agent, kindly indicate your acceptance in the space provided for that purpose below.

Very truly yours,

iBio, Inc.

By:	/s/ Robert B. Kay

Robert B. Kay
Chief Executive Officer

Accepted as of the date
first above written:

NOBLE FINANCIAL CAPITAL MARKETS

By:	/s/ Nico Pronk

Nico Pronk
President and Chief Executive Officer